UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

INNOVUS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Rehco Road, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2019, the Company filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation (“Charter”) (the “Amendment”), a copy of which is attached hereto as Exhibit 3.1, with the Secretary of State of the State of Nevada to effect a 1-for-105 reverse stock split of the Company’s issued and outstanding common stock, with an effective date of March 15, 2019 at 11:59 p.m. PST (the “Reverse Split”). The Reverse Split will not impact the Company’s authorized shares of commons stock, which remains at 292,500,000 shares.

As disclosed in Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2019, the Reverse Split was approved by a majority of the Company’s stockholders on February 22, 2019. More information about the Reverse Split can be found in the Company’s definitive consent solicitation statement, filed with the SEC on January 17, 2019, and mailed to the Company’s stockholders on or about January 23, 2019.

As a result of the Reverse Split, every 105 shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of the Company’s common stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will have such fractional share rounded up to the nearest whole share.

The Reverse Split was approved by the Financial Industry Regulation Authority (“FINRA”) on March 15, 2019, and will begin trading on the OTCQB Marketplace at the opening of trading on March 18, 2019 under the symbol “INNVD.” The “D” will appear on the Company’s ticker symbol for the next 20 business days. The Company’s new CUSIP number is 45778V205.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation, dated March 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: March 15, 2019